Exhibit 10.3

EXECUTION VERSION

AMENDMENT NUMBER TWO
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 23, 2006, by WELLS FARGO FOOTHILL, INC., a California corporation (“Lender”), and IMAGE ENTERTAINMENT, INC., a Delaware corporation, f/k/a Image Entertainment, Inc., a California corporation, (“Borrower”), with reference to the following:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 10, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that Lender make certain amendments to the Loan Agreement, grant certain consents, and grant a waiver of certain Events of Default that have occurred under the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to make the amendments and grant the consents and waiver requested by Borrower.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     Amendments to Loan Agreement.

(a)           Section 3.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

3.5           Early Termination by Borrower. The provisions of Section 3.3 that allow termination of this Agreement by Borrower only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrower has the option, at any time upon one hundred twenty (120) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in full in cash, the Obligations (including an amount equal to 105% of the undrawn amount of the L/Cs or L/C Guarantees), together with a premium (the “Early Termination Premium”) equal to:  (a) on or before June 30, 2007, the sum of one and one-half percent (1.50%) times the Maximum Revolving Credit Amount plus one and one-half percent (1.50%) times the principal amount of any Capital Expenditure Loans outstanding as of the effective date of the termination of this Agreement; (b) after June 30, 2007 but on or before June 30, 2008, the sum of one percent (1.00%) times the Maximum Revolving Credit Amount plus one percent (1.00%) times the principal amount of any Capital Expenditure Loans outstanding as of the effective date of the termination of this Agreement; (iii) after June 30, 2008, the sum of one-half of one percent (0.50%) times the Maximum Revolving Credit Amount plus one-half of one percent (0.50%) times the principal amount of any Capital Expenditure Loans outstanding as of the effective date of the termination of this Agreement.

(b)           Section 6.12(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a)           EBITDA. (i) Borrower shall not have two consecutive fiscal quarters of EBITDA losses (exclusive of the quarters ending June 30, 2005, March 31, 2006, and June 30, 2006) and (ii) Borrower shall maintain EBITDA, for each fiscal period set forth below, of not less than the amount indicated below opposite such fiscal period:

for the immediately preceding twelve-month period ending 06/30/06	$3,500,000
for the immediately preceding twelve-month period ending 09/30/06	$3,750,000
for the immediately preceding twelve-month period ending 12/31/06	$4,250,000
for the immediately preceding twelve-month period ending 03/31/07	$4,250,000
for the immediately preceding twelve-month period ending 06/30/07 and for each twelve-month period ending at each fiscal quarter end thereafter	$5,000,000

3.     Consents. Lender hereby consents to (a) Borrower’s entering into that certain Replication Agreement, with Sonopress LLC, a Delaware limited liability company (the “Sonopress Replication Agreement”), in form and substance satisfactory to Agent in its sole discretion (it being understood between the parties that the form of agreement attached hereto as Exhibit B is satisfactory to Agent), and (b) notwithstanding anything to the contrary in Section 7.2 of the Loan Agreement, Borrower’s incurrence of a lien in connection with the Sonopress Replication Agreement so long as such lien is (i) expressly junior and subordinate to Lender’s lien in Borrower Collateral and (ii) subject to a subordination agreement satisfactory to Lender in its sole discretion.

4.     Waiver. Lender hereby waives the Event of Default that has occurred as a result of the failure by Borrower to comply with Section 6.12(a) of the Loan Agreement with respect to the fiscal period ending March 31, 2006.

5.     Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)           Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(c)           Lender shall have received an amendment fee in the amount of $20,000, which amount Borrower authorizes Lender to charge to the Loan Account.

(d)           The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)           No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(f)            No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, or Lender.

6.     Release. Borrower hereby waives, releases, remises and forever discharges Lender, each of its Affiliates, and each of its officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower ever had, now has or might hereafter have against any such Releasee which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, Borrower specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, Borrower also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

7.     Representations and Warranties. Borrower represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Loan Agreement, as amended hereby, are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.

8.     Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

9.     Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.   Effect on Loan Documents.

(a)           The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d)           This Amendment is a Loan Document.

11.   Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

IMAGE ENTERTAINMENT, INC.,
a Delaware corporation

By	/s/ JEFF M. FRAMER
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

WELLS FARGO FOOTHILL, INC.,
a California corporation

By	/s/ Terri Le
Title:	Vice President

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of June 23, 2006

Reference hereby is made to that certain Amendment Number Two to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), between Wells Fargo Foothill, Inc. (“Lender”), and Image Entertainment, Inc. (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Loan and Security Agreement, dated as of August 10, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), between Borrower and Lender. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to Lender under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Lender shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

[signature page follows]

       IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

HOME VISION ENTERTAINMENT, INC.,
a Delaware corporation

By:	/s/ JEFF M. FRAMER
Name: Jeff M. Framer
Title: Chief Financial Officer

EGAMI MEDIA, INC.,
a Delaware corporation

By:	/s/ JEFF M. FRAMER
Name: Jeff M. Framer
Title: Chief Financial Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER TWO TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

Exhibit B

FORM OF SONOPRESS REPLICATION AGREEMENT